Exhibit 99.1

FOR IMMEDIATE RELEASE

Ditech Holding Corporation Enters Into Restructuring Support Agreement

Files for Voluntary Reorganization Under Chapter 11 to Implement Terms of the Agreement

Receives Commitment for $1.9 Billion in Financing to Support Operations

FORT WASHINGTON, Pa., February 11, 2019 – Ditech Holding Corporation (“Ditech Holding”) (OTC Pink: DHCP) today announced that it, along with certain of its subsidiaries including Ditech Financial LLC and Reverse Mortgage Solutions, Inc. (collectively with Ditech Holding, the “Company”), has entered into a Restructuring Support Agreement (the “RSA”) with certain lenders holding more than 75% of Ditech Holding’s term loans (the “Consenting Term Lenders”). The RSA provides for a restructuring of the Company’s debt while the Company continues to evaluate strategic alternatives. Under the RSA, the Company will pursue a recapitalization that deleverages its capital structure by extinguishing over $800 million in corporate debt, and a liquidity enhancing transaction that includes an appropriately sized working capital facility at emergence. As contemplated by the RSA, the Company simultaneously continues to consider a broad range of options, including but not limited to potential transactions such as a sale of the Company and/or a sale of all or a portion of the Company’s assets, as well as potential changes to the Company’s business model.

To facilitate this financial restructuring, the Company filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of New York.

The Company and its employees remain focused on providing homeowners with the right home financing solutions and the same high-quality service they have come to expect from its businesses.

Thomas F. Marano, President and Chief Executive Officer of Ditech, said, “Since we completed a recapitalization last February, we have made important progress on our strategic initiatives and our expense management efforts. However, as a result of market challenges that have continued to accelerate and pressure our business, we must take further action. We intend to use this process to restructure our balance sheet and help us meet our obligations. We will continue to evaluate a broad range of options with the goals of maximizing value and creating the best path forward for our business. We are pleased to have the support of our lenders in this process.”

Mr. Marano added, “As we move forward, we remain firmly committed to our mission of serving customers through the homeownership journey. I want to thank our employees for their continued dedication to serving our customers. Our people will continue to be the driving force behind our success.”

In connection with the court-supervised process, Ditech has received commitments for up to $1.9 billion in debtor-in-possession (“DIP”) financing to support its operations during the Chapter 11 process.

Ditech has filed a number of customary first day motions with the Bankruptcy Court that, among other things, seek authorization to continue the operations of the Company in the ordinary course of business. The Company expects to receive court approval for these requests.

Additional information is available on the restructuring page of the Ditech Holding’s website, http://ditechholding.com, or by calling the Company’s Restructuring Hotline, toll-free at 1-866-486-4809 or 1-503-597-7698 for calls originating outside of the U.S. In addition, court filings and other documents related to the court proceedings are available on a separate website administered by the Company’s claims agent, Epiq, at https://dm.epiq11.com/Ditech.

Weil, Gotshal & Manges LLP is acting as legal counsel, Houlihan Lokey is acting as investment banking debt restructuring advisor and AlixPartners LLP is acting as financial advisor to the Company in connection with the financial restructuring.

Kirkland & Ellis LLP is acting as legal counsel and FTI Consulting Inc. is acting as financial advisor to the Consenting Term Lenders.

About Ditech Holding Corporation

Ditech Holding and its subsidiaries are an independent servicer and originator of mortgage loans and servicer of reverse mortgage loans. Based in Fort Washington, Pennsylvania, the Company has approximately 3,300 employees and services a diverse loan portfolio. For more information about Ditech Holding, please visit Ditech Holding’s website at www.ditechholding.com. The information on the Company’s website is not a part of this release.

Cautionary Statements Regarding Forward-Looking Information

Certain statements in this press release constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements that are not historical fact are forward-looking statements. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “estimates,” “assumes,” “may,” “should,” “could,” “shall,” “will,” “seeks,” “targets,” “future,” or other similar expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, and our actual results, performance or achievements could differ materially from future results, performance or achievements expressed in these forward-looking statements. Such statements include, but are not limited to, statements relating to: the terms of and potential transactions contemplated by the RSA; the chapter 11 cases; the DIP financing; and management’s strategy, plans, opportunities, objectives, expectations, or intentions and descriptions of assumptions underlying any of the above matters and other statements that are not historical fact.

These forward-looking statements are based on the Company’s current beliefs, intentions and expectations and are not guarantees or indicative of future performance, nor should any conclusions be drawn or assumptions be made as to any potential outcome of any potential transactions or strategic initiatives the Company considers. Risks and uncertainties relating to the proposed restructuring include: the ability of the Company to comply with the terms of the RSA and DIP financing, including completing various stages of the restructuring within the dates specified by the RSA and DIP financing; the ability of the Company to obtain requisite support for the restructuring from various stakeholders; the ability of the Company to successfully execute the transactions contemplated by the RSA without substantial disruption to the business of one or more of its primary operating or other subsidiaries; and the effects of disruption from the proposed restructuring making it more difficult to maintain business, financing and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements include, but are not limited to, those factors, risks and uncertainties described in more detail under the heading “Risk Factors” and elsewhere in Ditech Holding’s annual and quarterly reports, including amendments thereto, and other filings with the Securities and Exchange Commission.

The above factors, risks and uncertainties are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors, risks and uncertainties emerge from time to time, and it is not possible for management to predict all such factors, risks and uncertainties. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore any of these statements may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the Company’s objectives and plans will be achieved. These forward-looking statements speak only as of the date such statements were made or any earlier date indicated, and the Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in underlying assumptions or otherwise. If the Company were in any particular instance to update or correct a forward-looking statement, investors and others should not conclude that the Company would make additional updates or corrections thereafter.

Investor Contact:

Lexa Tutela

Investor Relations

Phone: 813-421-7694

E-mail: investorrelations@ditech.com

Media Contact:

Michael Freitag / Aaron Palash / Andrew Squire

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449